MFS UTILITIES FUND

                Supplement to the Prospectus dated March 1, 1995


    The section of the Prospectus entitled "Expense Summary" is hereby revised as follows:

1.  EXPENSE SUMMARY

    Shareholder Transaction Expenses:
                                                  Class A    Class B    Class C

    Maximum Initial Sales Charge Imposed
     on Purchases of Fund Shares (as a
     percentage of offering price)............      4.75%      0.00%     0.00%
    Maximum Contingent Deferred Sales
     Charge (as a percentage of original
     purchase price or redemption
     proceeds, as applicable).................   See Below1    4.00%     0.00%

Annual Operating Expenses of the Fund (as a percentage of average daily net assets):

    Management Fees (after applicable fee
     reduction)2..............................      0.375%     0.375%    0.375%
    Rule 12b-1 Fees...........................      0.25%3     1.00%4    1.00%4
    Other Expenses5...........................      0.60%      0.67%     0.60%6
    Total Operating Expenses (after
     applicable fee reduction)7...............      1.225%     2.045%    1.975%
     -----------------------------
1. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases").
2. The Adviser has voluntarily reduced the management fee to 0.375% of average daily net assets on an annualized basis. This voluntary fee reduction may be rescinded at any time without notice to shareholders. If the Adviser had not voluntarily agreed to reduce the management fee, the management fee would have been 0.70% of the Fund's average daily net assts for the fiscal year ended October 31, 1994. See "Management of the Fund" in the Prospectus.
3. The Fund has adopted a Distribution Plan for its Class A shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that it will pay distribution/ service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares (see "Distribution Plans"). Distribution fees under this Plan, equal to 0.10% per annum of the average daily net assets attributable to Class A shares, are not currently being imposed and will be implemented only upon approval by the Trust's Board of Trustees. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.
4. The Fund has adopted separate Distribution Plans for its Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act, which provide that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B shares under the Class B Distribution Plan and Class C shares under the Class C Distribution Plan (see "Distribution Plans"). Distribution expenses paid under these Plans, together with any CDSC payable upon redemption of Class B shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.
5. The Adviser has voluntarily agreed to pay expenses of each class of the Fund (except fees paid under the Advisory Agreement and Distribution Plans) that exceed 0.65%, 0.72% and 0.65% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively, on an annualized basis. Currently, "Other Expenses" are below these 0.65%, 0.72% and 0.65% expense ratios for Class A Shares, Class B Shares and Class C shares, respectively.
6. Except for the shareholder servicing agent fee component, "Other Expenses" is based on Class A expenses incurred during the fiscal year ended October 31, 1994. The shareholder servicing agent fee component of "Other Expenses" is a predetermined percentage based upon the Fund's net assets attributable to each class.
7. Absent any expense waivers described above, "Total Operating Expenses" would have been 1.55% for Class A shares, 2.37% for Class B shares and 2.30% for Class C shares of the Fund's average daily net assets attributable to such shares on an annualized basis.

                               Example of Expenses

    An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

    Period                              Class A         Class B       Class C
                                                            (1)
     1 year.........................     $ 59       $ 61    $ 21       $ 20
     3 years........................       85         94      64         62
     5 years........................      112        130     110        107
    10 years........................      189        216(2)  216(2)     230
-----------------------------
1.  Assumes no redemption.
2. Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

    The  purpose  of  the  expense   table  is  to  assist   investors   in
understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections of the Prospectus: (i) varying sales charges on share purchases - "Purchases"; (ii) varying CDSCs - "Purchases"; (iii) management fees - "Investment Adviser"; and (iv) Rule 12b-1 (I.E., distribution plan) fees - "Distribution Plans."

    The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.

                                      * * *

    Page 22 of the Prospectus is revised to delete the sentence stating that payments under the Class A Distribution Plan will commence on the date that the Fund's net assets attributable to Class A shares first equal or exceed $50 million because such assets have now exceeded this amount. This sentence is replaced in its entirety as follows: "The 0.10% per annum distribution fee provided for under the Plan is not currently being imposed and will be implemented only upon approval by the Board of Trustees."


                  The date of this Supplement is October 27, 1995.